UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: (Date of Earliest Event Reported): August 5, 2021

PHX MINERALS INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-31759	73-1055775
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1601 NW Expressway,
Suite 1100
Oklahoma City, OK	73118
(Address of principal executive offices)	(Zip code)

(405) 948-1560

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address if changed since last report)

Securities registered pursuant in Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01666 par value	PHX	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.02	Results of Operations and Financial Condition.

On August 5, 2021, PHX Minerals Inc. (the “Company”) issued a press release providing information regarding the Company’s third quarter 2021 financial and operating results.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company plans to host a teleconference on August 5, 2021, at 5:00 p.m. Eastern Time to discuss these results.  To access the conference call, please dial 877-407-3088 (domestic) or 201-389-0927 (international).  A replay of the call will be available for 14 days after the call.  The number to access the replay of the conference call is 877-660-6853 and the PIN for the replay is 13720096.

Item 7.01	Regulation FD Disclosure.

 The information set forth under Item 2.02 of this Current Report on Form 8-K is hereby incorporated in this Item 7.01 by reference.

On August 5, 2021, the Company posted an updated investor presentation to its website.  A copy of the presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1 and 99.2, is being furnished pursuant to Item 2.02 and Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Title of Document

99.1 99.2	Press Release, dated August 5, 2021. Corporate Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHX MINERALS INC.

		By:	/s/ Chad L. Stephens
Chad L. Stephens
Chief Executive Officer

DATE:	August 5, 2021